Exhibit 32.2

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Annual Report of AG Twin Brook BDC, Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), Terrence Walters, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terrence Walters
Terrence Walters
Chief Financial Officer and Treasurer
March 10, 2022